                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   July 19, 2000


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

         DELAWARE                      1-7882                   94-1692300
         --------                      ------                   ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
         of incorporation)           File Number)            Identification No.)


             One AMD Place,
             P.O. Box 3453
         Sunnyvale, California                                    94088-3453
         ---------------------                                    ----------
(address of principal executive offices)                          (Zip Code)


Registrant's telephone number,
 including area code:                                            (408) 732-2400
                                                                  -------------

                                  Page 1 of 4
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Item 5.   Other Events.
-------   -------------

               On July 19, 2000, Advanced Micro Devices, Inc. (the "Company") announced its second quarter sales. The Company reported record net income of $207,142,000 on record sales of $1,170,437,000 for its second quarter ended July 2, 2000. Net income amounted to $1.21 per diluted share after taxes. Sales increased by 7 percent from the quarter ended April 2, 2000, and by 97 percent from the quarter ended June 27, 1999. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

(c)  Exhibits

     Number             Exhibit
     ------             -------

     99.1    Press release dated July 19, 2000.

Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS*
(Thousands)
                                                                                July 2,                Dec. 26,
                                                                                 2000                    1999
-----------------------------------------------------------------------------------------------------------------
Assets

Current assets:
     Cash, cash equivalents and short-term investments                       $ 1,079,893              $   596,511
     Accounts receivable, net                                                    533,007                  429,809
     Inventories                                                                 255,579                  198,213
     Deferred income taxes                                                        63,440                   55,956
     Prepaid expenses and other current assets                                   127,472                  129,389

-----------------------------------------------------------------------------------------------------------------

             Total current assets                                              2,059,391                1,409,878

Property, plant and equipment, net                                             2,475,667                2,523,236
Investment in joint venture                                                      267,448                  273,608
Other assets                                                                     160,988                  170,976

-----------------------------------------------------------------------------------------------------------------

                                                                             $ 4,963,494              $ 4,377,698
=================================================================================================================

Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable                                                            353,398                  387,193
     Accrued compensation and benefits                                           155,779                   91,900
     Accrued liabilities                                                         233,256                  273,689
     Income tax payable                                                           18,763                   17,327
     Deferred income on shipments to distributors                                 99,590                   92,917
     Current portion of long-term debt, capital
       lease obligations and other                                                75,951                   47,626
-----------------------------------------------------------------------------------------------------------------

             Total current liabilities                                           936,737                  910,652

Deferred income taxes                                                            101,861                   60,491
Long-term debt, capital lease obligations and other,
  less current portion                                                         1,481,725                1,427,282

Stockholders' equity:
     Capital stock:
         Common stock, par value                                                   1,649                    1,496
     Capital in excess of par value                                            1,219,409                1,121,956
     Retained earnings                                                         1,269,726                  873,235
     Accumulated other comprehensive loss                                        (47,613)                 (17,414)
-----------------------------------------------------------------------------------------------------------------

             Total stockholders' equity                                        2,443,171                1,979,273

-----------------------------------------------------------------------------------------------------------------

                                                                             $ 4,963,494              $ 4,377,698
=================================================================================================================

* Amounts as of July 2, 2000 are unaudited. Amounts for December 26, 1999 are derived from the December 26, 1999 audited financial statements.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED MICRO DEVICES, INC.



Date:  July 28, 2000              By: /s/ Francis P. Barton
                                      ------------------------------------------
                                      Francis P. Barton
                                      Senior Vice President, Chief Financial
                                      Officer

                                 Exhibit Index
                                 -------------


     Number         Exhibit
     ------         -------

      99.1    Press release dated July 19, 2000.

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)

                                                                     Quarter Ended                         Six Months Ended
                                                                      (Unaudited)                             (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
                                                      Jul. 2,          Apr. 2,          Jun. 27,        Jul. 2,         Jun. 27,
                                                       2000             2000              1999           2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Net sales                                          $ 1,170,437      $ 1,092,029        $ 595,109     $ 2,262,466     $ 1,226,702

Cost of sales                                          612,567          605,757          458,339       1,218,324         908,770
Research and development                               155,651          161,297          167,278         316,948         327,224
Marketing, general and
    administrative                                     152,022          144,306          124,520         296,328         251,830
Restructuring and other
    special charges                                          -                -           17,514               -          32,530

--------------------------------------------------------------------------------------------------------------------------------
                                                       920,240          911,360          767,651       1,831,600       1,520,354

--------------------------------------------------------------------------------------------------------------------------------

Operating income (loss)                                250,197          180,669         (172,542)        430,866        (293,652)

Gain on sale of Vantis                                       -                -          432,059               -         432,059
Interest income and other, net                          19,935           21,128            7,252          41,063          18,020
Interest expense                                       (11,244)         (11,479)         (18,087)        (22,723)        (38,850)

--------------------------------------------------------------------------------------------------------------------------------

Income before income taxes
    and equity in joint venture                        258,888          190,318          248,682         449,206         117,577

Provision for income taxes                              51,778                -          172,823          51,778         167,350

--------------------------------------------------------------------------------------------------------------------------------

Income (loss) before equity
    in joint venture                                   207,110          190,318           75,859         397,428         (49,773)

Equity in net income (loss) of                              32             (969)           4,037            (937)          1,302
    joint venture
-------------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                  $   207,142      $   189,349        $  79,896     $   396,491     $   (48,471)

--------------------------------------------------------------------------------------------------------------------------------

Net income (loss) per common share
  - Basic                                          $      1.34      $      1.25        $    0.54     $      2.60           (0.33)
  - Diluted                                        $      1.21      $      1.15        $    0.53     $      2.36           (0.33)

---------------------------------------------------------------------------------------------------------------------------------

Shares used in per share
    calculation
  - Basic                                              154,558          150,880          146,947         152,719         146,428
  - Diluted                                            176,218          171,942          149,540         174,080         146,428

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